EXHIBIT 12.1

                  COMPUTATION OF EARNINGS PER COMMON SHARE AND

                            COMMON SHARE EQUIVALENTS

CONVERGENCE COMMUNICATIONS, INC.
Cumulative Weighted Average Share Calculation

Basic:
                                                                               Number              Days                Weighted
Description                                                  Date              of CSE             Outstanding        Calculation
-----------------------------------------------------     ------------     ---------------       -------------     -----------------

Beginning common stock                                        12/31/97          10,424,710          365                3,805,019,150
Issuance of common stock for equity                            2/25/98           1,512,304          309                  467,301,936
Issuance of common stock for IAN                               8/17/98              85,714          136                   11,657,104
                                                                                                                   -----------------

                                                                                                                       4,283,978,190
                                                                                                                 /               365
                                                                           ---------------                         -----------------
Weighted average common shares outstanding for the
          year ended December 31, 1998                        12/31/98          12,022,728                                11,736,927
                                                                             ===============                       =================



Diluted:
                                                                                Number              Days                Weighted
Description                                                    Date            of CSE             Outstanding        Calculation
-----------------------------------------------------    ------------     ---------------       -------------      -----------------

Beginning common stock equivalents                           12/31/97          11,166,426          365                 4,075,745,490
Issuance of common stock for equity                           2/25/98           1,512,304          309                   467,301,936
Issuance of common stock for IAN                              8/17/98              85,714          136                    11,657,104
Issuance of options                                          12/23/98             164,177           8                      1,313,416
                                                                                                                   -----------------

Subtotal                                                                                                               4,556,017,946
Less FAS No. 128 Treasury Method Adjustment                                                                                  233,712
                                                                                                                   -----------------

                                                                                                                       4,555,784,234
                                                                                                                 /               365
                                                                          ---------------                          -----------------
Weighted average common shares outstanding for the
          year ended December 31, 1998                       12/31/98          12,928,621                                 12,482,241
                                                                           ===============                         =================

CONVERGENCE COMMUNICATIONS, INC.
Cumulative Weighted Average Share Calculation

Basic:
                                                                           Number         Days          Weighted
Description                                                   Date         of CSE       Outstanding    Calculation
----------------------------------------------------        ---------    -----------    ---------    ----------------
Beginning common stock                                       12/31/96       428,571       365            156,428,415
Reverse acquisition of assets
        Common shares canceled                                 2/4/97      (428,571)      330           (141,428,430)
        Common shares issued                                   2/4/97     1,041,494       330            343,693,020
        Series "A" preferred shares issued                     2/4/97     6,850,630       330          2,260,707,900
Common & Series B preferred shares issued for CVV             8/17/97       735,014       136             99,961,904
Common and Series A preferred shares issued for equity        8/30/97     1,732,458       123            213,092,334
Common and Series A preferred shares issued for equity        11/1/97        65,114        60              3,906,840
                                                                                                     ----------------

                                                                                                       2,936,361,983
                                                                                                   /             365
                                                                         -----------                 ----------------
Weighted average common stock outstanding for the
        year ended December 31, 1997                         12/31/97    10,424,710                        8,044,827
                                                                         ===========                 ================



Diluted:
                                                                           Number         Days          Weighted
Description                                                   Date         of CSE       Outstanding    Calculation
----------------------------------------------------        ---------    -----------    ---------    ----------------

Beginning common stock                                       12/31/96       464,285       365            169,464,129
Reverse acquisition of assets
        Common shares canceled                                 2/4/97      (428,571)      330           (141,428,430)
        Common shares issued                                   2/4/97     1,041,494       330            343,693,020
        Series "A" preferred shares issued                     2/4/97     6,850,630       330          2,260,707,900
        Common options canceled                                2/4/97       (35,714)      330            (11,785,714)
        Series "A" preferred options granted                   2/4/97       395,000       330            130,350,000
Issuance of options                                           3/31/97        14,285       275              3,928,375
Issuance of options                                           3/31/97           714       275                196,350
Issuance of warrants                                          6/30/97       331,717       184             61,035,928
Common & Series B preferred shares issued for CVV             8/17/97       735,014       136             99,961,904
Common and Series A preferred shares issued for equity        8/30/97     1,732,458       123            213,092,334
Common and Series A preferred shares issued for equity        11/1/97        65,114        60              3,906,840
                                                                                                     ----------------

Subtotal                                                                                               3,133,122,636
Less FAS No. 128 Treasury Method Adjustment                                                                  231,606
                                                                                                     ----------------

                                                                                                       3,133,354,242
                                                                                                   /             365
                                                                         -----------                 ----------------
Weighted average common stock outstanding for the
        year ended December 31, 1997                         12/31/97    11,166,426                        8,584,532
                                                                         ===========                 ================


CONVERGENCE COMMUNICATIONS, INC.
Cumulative Weighted Average Share Calculation

Basic:
                                                                           Number         Days          Weighted
Description                                                   Date         of CSE       Outstanding    Calculation
----------------------------------------------------        ---------    -----------    ---------    ----------------
Beginning common stock                                       12/31/95       428,571       366            156,856,986
                                                                                                     ----------------

                                                                                                         156,856,986
                                                                                                   /             366
                                                                         -----------                 ----------------
Weighted average common stock outstanding for the
        year ended December 31, 1996                         12/31/96       428,571                          428,571
                                                                         ===========                 ================



Diluted:
                                                                           Number         Days          Weighted
Description                                                   Date         of CSE       Outstanding    Calculation
----------------------------------------------------        ---------    -----------    ---------    ----------------

Beginning common stock                                       12/31/95       428,571       366            156,856,986
Issuance of options                                          12/31/96        35,714        0                       -
                                                                                                     ----------------

Subtotal                                                                                                 156,856,986
Less FAS No. 128 Treasury Method Adjustment                                                                   32,142
                                                                                                     ----------------

                                                                                                         156,889,128
                                                                                                   /             366
                                                                        -----------                  ----------------
Weighted average common stock outstanding for the
        year ended December 31, 1996                         12/31/96        35,714                          428,659
                                                                         ===========                 ================
